UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 20, 2020

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.08	Shareholder Director Nominations

The information set forth in Item 8.01 below under the heading “Director Nominations” is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

Southwest Iowa Renewable Energy, LLC (the “Company”) is hereby giving notice to members that it has scheduled its 2021 Annual Meeting of Members of the Company (the “2021 Annual Meeting”) for Friday, February 19, 2021 which meeting will either be held virtually or at such location as determined by the Company’s Board of Directors (the “Board”). The Board has set the close of business on December 21, 2020 as the record date for determining the members entitled to notice of, and to vote at, the 2021 Annual Meeting.  The Company expects the notice of the Annual Meeting and Definitive Proxy Statement will be mailed to members on or about December 21, 2020.

Deadline for Member Proposals to be Considered for Inclusion in the Company’s 2021 Proxy Statement

Because the expected date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary of the 2020 Annual Meeting of Members, the Company has set a new deadline for receipt of member proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2021 Annual Meeting.  Under the rules of the Securities Exchange Commission (the “SEC”), including Rule 14a-8 of the Exchange Act, the new deadline must be a “reasonable time” before the Company begins to print and send its proxy materials for the 2021 Annual Meeting.  In order to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting, member proposals must be received by the  Secretary of the Company, at 10868 189th Street, Council Bluffs, Iowa 51503, before the close of business on November 30, 2020.

All such member proposals will also need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for inclusion of member proposals in company-sponsored proxy materials. The Corporate Governance/Compensation Committee will review proposals submitted by members for inclusion at the 2021 Annual Meeting and will make recommendations to our Board on an appropriate response to such proposals.

Deadline for Business to be Brought Before the 2021 Annual Meeting

Section 6.11 of the Company’s Fifth Amended and Restated Operating Agreement dated June 19, 2020 (the “Operating Agreement”) provides that written notice of a member proposal that a member intends to present at the next annual meeting, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) calendar days nor greater than one hundred twenty (120) calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of members.  However, since the expected date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary of the 2020 Annual Meeting of Members, Section 6.11 provides that written notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the close of business on the later of (A) the 90th calendar day prior to such annual meeting and (B) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made.

In accordance with the provisions of Section 6.11 of the Operating Agreement, members must therefore submit notice of any member proposals that a member intends to present at the 2021 Annual Meeting to the Company by November 30, 2020.  Any Member proposals submitted on or prior to this date which comply with the requirements of the Operating Agreement, including Section 6.11, shall constitute business that may properly be brought before the 2021 Annual Meeting.

As to each matter the member proposes to bring before the 2021 Annual Meeting, the member’s notice must set forth: (i) a brief description of the business desired to be brought before the 2021 Annual Meeting and the reasons for conducting such business at such annual meeting, (ii) the name and address, as they appear on the Company’s books, of the member proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of units of the Company which are owned beneficially and of record by the member and the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings among such member and any other person(s) (including their names) in connection with the proposal of such business by such member and any material interest of such member in such business, (v) whether either such member or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of units of the Company entitled to vote and required to approve the proposal, and (vi) a representation that such member intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting. The Operating Agreement also provides that the presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting and, if he should so determine, such business shall not be transacted.

Director Nominations

Pursuant to Section 5.3(b) of the Operating Agreement, members entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if the member complies with the advance notice provisions and other requirements set forth in Section 5.3(b) of the Operating Agreement.

Section 5.3(b) of the Operating Agreement provides that members must notify the Company of director nominees in writing not less than one hundred twenty (120) days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting. In a typical year, because the Company filed its proxy materials with the SEC on March 27, 2020, members would be required to submit written notice to the Company of nominations for directors for the 2021 Annual Meeting by November 27, 2020. However, since the expected date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary of the 2020 Annual Meeting of Members, in accordance with SEC rules and consistent with the deadlines for the member submissions discussed above, the date on which members must submit written notice to the Company of nominations for directors for the 2021 Annual Meeting has been extended to November 30, 2020.

Each notice shall set forth: (i) the name and address of the member who intends to make the nomination; (ii) a representation that the member is a holder of record of Series A Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; (vi) the consent of each nominee to serve as a director if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Series A Units and clearly setting forth the proposed nominee as a candidate for the director’s seat to be filled. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director.

Notice Address and Copy of Operating Agreement

Notices should be directed to the Company’s Secretary, Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, IA 51503.

A copy of the Company’s Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company at the above address.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: November 20, 2020	By:	/s/ Michael D. Jerke
Michael D. Jerke
Chief Executive Officer